                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [X] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                                  BTG, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                  BTG, Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                           [BTG INCORPORATED LOGO]

                                  BTG, INC.
                           3877 FAIRFAX RIDGE ROAD
                           FAIRFAX, VIRGINIA 22030

                                                                 August   , 1997

Dear Shareholder:

     You are cordially invited to attend the 1997 annual meeting of BTG, Inc. (the "Company") on Wednesday, September 17, 1997, at 10:00 a.m. at the Fairview Park Marriott at 3111 Fairview Park Drive, Falls Church, VA 22042.

     At this meeting you will be asked to vote, in person or by proxy, on the following matters: (i) election of two directors, each for a three-year term;
(ii) approval of the Company's Non-Employee Director Stock Purchase Plan; (iii) approval of an amendment to the Company's Articles of Incorporation, to increase the total number of authorized shares of common stock from 10,000,000 shares to 20,000,000 shares; (iv) approval of an amendment to the Company's 1995 Employee Stock Option Plan to increase the number of shares authorized to be issued pursuant to options granted under the plan from 750,000 to 1,250,000; (v) ratification of the appointment of the Company's independent auditors; and (vi) any other business as may properly come before the meeting. The official Notice of Meeting, proxy statement and form of proxy are included with this letter. The matters listed in the Notice of Meeting are described in detail in the proxy statement.

     It is important that your shares be represented at the 1997 annual meeting, whether or not you are personally able to attend. You are urged to complete, sign and mail the enclosed proxy card as soon as possible.

                                          Sincerely,


                                          /s/ EDWARD H. BERSOFF
                                          ------------------------------------
                                          Edward H. Bersoff
                                          Chairman of the Board, President and
                                          Chief Executive Officer

                                   BTG, INC.
                            3877 FAIRFAX RIDGE ROAD
                            FAIRFAX, VIRGINIA 22030
                                 (703) 383-8000

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 17, 1997

     NOTICE IS HEREBY GIVEN that the 1997 annual meeting of shareholders (the "Annual Meeting") of BTG, Inc. (the "Company" or "BTG") will be held on Wednesday, September 17, 1997, at 10:00 a.m. at the Fairview Park Marriott at 3111 Fairview Park Drive, Falls Church, VA 22042, for the following purposes:

     1) To elect two directors, each for a three-year term;

     2) To approve the Company's Non-Employee Director Stock Purchase Plan;

     3) To approve an amendment to the Company's Articles of Incorporation to increase the total number of authorized shares of common stock from 10,000,000 to 20,000,000;

     4) To approve an amendment to the Company's 1995 Employee Stock Option Plan to increase the number of shares authorized to be issued pursuant to options granted under the plan from 750,000 to 1,250,000;

     5) To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending March 31, 1998; and

     6) To transact such other business as may properly come before the meeting or any adjournments thereof.

     Pursuant to the Company's bylaws, the Board of Directors has fixed July 17, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only holders of record of BTG common stock as of that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

     In the event that there are not sufficient votes to approve any one or more of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by BTG.

                                          By order of the Board of Directors of
                                          BTG, Inc.

                                          /s/ EDWARD H. BERSOFF
                                          -------------------------------------
                                          Edward H. Bersoff
                                          Chairman of the Board, President and
                                          Chief Executive Officer

Fairfax, Virginia
August   , 1996

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                   BTG, INC.
                            3877 FAIRFAX RIDGE ROAD
                            FAIRFAX, VIRGINIA 22030

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 17, 1997

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are being furnished to the shareholders of BTG, Inc., a Virginia corporation ("BTG" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 1997 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on Wednesday, September 17, 1997, at 10:00 a.m. at the Fairview Park Marriott at 3111 Fairview Park Drive, Falls Church, VA 22042, and any adjournment thereof.

     If the enclosed form of proxy is properly executed and returned to BTG in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions thereon. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED: (i) FOR THE ELECTION OF EACH OF THE TWO NOMINEES OF THE BOARD OF DIRECTORS TO SERVE AS DIRECTORS, EACH FOR A THREE-YEAR TERM; (ii) FOR THE APPROVAL OF THE COMPANY'S NON-EMPLOYEE DIRECTOR STOCK PURCHASE PLAN; (iii) FOR THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 10,000,000 TO 20,000,000; (iv) FOR THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S 1995 EMPLOYEE STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED TO BE ISSUED PURSUANT TO OPTIONS GRANTED UNDER THE PLAN FROM 750,000 TO 1,250,000; AND
(v) FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS. If any other matters are properly brought before the Annual Meeting, proxies will be voted in the discretion of the proxy holders. BTG is not aware of any such matters that are proposed to be presented at its Annual Meeting.

     The cost of soliciting proxies in the form enclosed herewith will be borne by BTG. In addition to the solicitation of proxies by mail, directors, officers and regular employees of BTG, without extra remuneration, may solicit proxies personally, by telephone, telegram, or otherwise. BTG may request persons, firms and corporations holding shares in their name or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from the beneficial owners and will reimburse the holders for their reasonable expenses in doing so. It is anticipated that this proxy statement
will be mailed to shareholders on or about August      , 1997.

     The securities which can be voted at the Annual Meeting consist of shares of common stock (no par value) ("Common Stock") of BTG. Each share entitles its owner to one vote on each matter presented to the shareholders. July 17, 1997 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders entitled to vote at the Annual Meeting. On the Record Date, there were approximately 337 record holders of Common Stock and the number of shares outstanding as of that date was 8,523,939. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Shareholders' votes will be tabulated by a representative of First Union National Bank of North Carolina, who has been appointed by the Board of Directors to act as inspector of election for the Annual Meeting. Under Virginia corporate law and the Company's bylaws, directors are elected by a plurality of votes of shares present (in person or by proxy) and entitled to vote. Unless otherwise required by law or the Company's Articles of Incorporation or bylaws, any other matter put to a shareholder vote will be decided by the affirmative vote of a majority of the votes cast on the matter. For purposes of that tabulation, abstentions and broker non-votes have no effect on the vote.

     The presence of a shareholder at the Annual Meeting will not automatically revoke the shareholder's proxy. However, a shareholder may revoke a proxy at any time prior to its exercise by filing with the Secretary of BTG a written notice of revocation, by delivering to BTG a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

                            ------------------------

          THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF ALL PROPOSALS SET FORTH IN THIS PROXY STATEMENT.
                            ------------------------

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of July 17, 1997 by (i) each director and nominee for director; (ii) the Chief Executive Officer and each of the other four most highly compensated executive officers each of whose total annual salary and bonus exceeded $100,000 during the year ended March 31, 1997 (the "Named Executive Officers"); (iii) all persons known to the Company to be beneficial owners of more than 5% of the outstanding Common Stock; and (iv) all directors and executive officers as a group. Under the rules of the Securities and Exchange Commission ("SEC"), a person is deemed a "beneficial owner" of a security if such person has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. More than one person may be deemed to be a beneficial owner of the same securities.

                                                              NUMBER OF        PERCENT OF COMMON
                            NAME                                SHARES         STOCK OUTSTANDING
    ----------------------------------------------------   ----------------    -----------------
    Edward H. Bersoff, Chairman, President and Chief
      Executive Officer(1)..............................       1,208,796              14.2%
    Donald M. Wallach, Director(2)......................         267,805               3.1
    Randall C. Fuerst, Senior Vice President(3).........          49,860               1.0
    James V. Kimsey, Director(4)........................          12,000            *
    John M. Hughes, Chief Financial Officer(5)..........           8,742            *
    Ruth M. Davis, Director(6)..........................           6,750            *
    Raymond T. Tate, Director(7)........................           3,000            *
    Ronald L. Turner, Director(8).......................           2,000            *
    Alan G. Merten, Director(9).........................           1,000            *
    C. Thomas Nixon(10).................................             818            *
    Leland Phipps, Senior Vice President(11)............             184            *
    All directors and executive officers as a group (14
      persons)..........................................       1,947,484              22.8%

---------------
  *   Represents less than 1% of the outstanding shares of Common Stock.

 (1) The address of Dr. Bersoff is: c/o BTG, Inc., 3877 Fairfax Ridge Road, Fairfax, Virginia 22030. Does not include (i) 30,668 additional shares issuable upon the exercise of options granted by the Company which are not exercisable within 60 days of July 17, 1997; (ii) 92,487 shares of Common Stock and 15,500 shares of Common Stock underlying options (3,499 of which are exercisable within 60 days of July 17, 1997) owned by Marilynn D. Bersoff, Dr. Bersoff's wife; and (iii) 5,750 shares of Common Stock owned by Dr. Bersoff's mother.

 (2) Includes (i) 3,500 shares of Common Stock underlying options granted by the Company which are exercisable within 60 days of July 17, 1997; (ii) 114,130 shares held in joint tenancy with Shoshana Wallach, Mr. Wallach's wife, and
     (iii) 47,050 shares held by the Wallach Associates, Inc. Employee Profit Sharing Plan Trust, in which Mr. Wallach has a majority interest.

 (3) Includes 2,666 shares of Common Stock underlying options granted by the Company which are exercisable within 60 days of July 17, 1997. Does not include 17,834 additional shares issuable upon the exercise of options granted by the Company which are not exercisable within 60 days of July 17, 1997.

 (4) Includes 2,000 shares of Common Stock issuable upon the exercise of options granted by the Company which are exercisable within 60 days of July 17, 1997.

 (5) Does not include 16,667 additional shares issuable upon the exercise of options granted by the Company which are not exercisable within 60 days of July 17, 1997.

 (6) Includes 3,000 shares of Common Stock issuable upon the exercise of options granted by the Company which are exercisable within 60 days of July 17, 1997.

 (7) Includes 3,000 shares of Common Stock issuable upon the exercise of options granted by the Company which are exercisable within 60 days of July 17, 1997.

 (8) Includes 2,000 shares of Common Stock issuable upon the exercise of options granted by the Company which are exercisable within 60 days of July 17, 1997.

 (9) Includes 1,000 shares of Common Stock issuable upon the exercise of options granted by the Company which are exercisable within 60 days of July 17, 1997.

(10) As of May 21, 1997, Mr. Nixon was no longer employed by the Company.

(11) Does not include 6,500 additional shares issuable upon the exercise of options granted by the Company which are not exercisable within 60 days of July 17, 1997.

                             ELECTION OF DIRECTORS
                                 (PROPOSAL ONE)

     The Company's Board of Directors consists of seven members. The directors serve three-year terms which are staggered to provide for the election of approximately one-third of the Board of Directors each year. At the Annual Meeting, each of Edward H. Bersoff and Donald M. Wallach will be elected for a three-year term. Unless otherwise instructed on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election of the two nominee directors listed below. The Board of Directors believes that each nominee will stand for election and will serve if elected. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, proxies will be voted by the proxy holders for the election of such other person or persons as the Board of Directors may recommend. There is no cumulative voting for election of directors. Assuming the presence of a quorum at the Annual Meeting, directors will be elected by a plurality vote.

INFORMATION AS TO NOMINEES AND CONTINUING DIRECTORS

     Set forth below is certain information with respect to the nominees of the Board of Directors for election as directors at the Annual Meeting and other directors whose terms do not expire until subsequent annual meetings.

                                                                                        FOR TERM TO
                NAME              AGE            POSITION            DIRECTOR SINCE       EXPIRE
    ----------------------------  ---     ----------------------     --------------     -----------
    NOMINEES
    Edward H. Bersoff...........  54      Chairman of the Board,          1982              2000
                                           President and Chief
                                            Executive Officer
    Donald M. Wallach...........  62             Director                 1982              2000

     Edward H. Bersoff has served as the Company's President, Chief Executive Officer and Chairman of the Board of Directors since the Company's founding in 1982. From 1975 until 1982, he was employed by CTEC, Inc., a provider of systems integration services, serving first as Vice President, then Executive Vice President, and later as President. Previously, he was employed by Logicon, Inc., a provider of advanced technology systems and services to national security, civil and industrial clients, and the National Aeronautics and Space Administration, in Cambridge, Massachusetts. Dr. Bersoff serves as a director of Phillips Business Information, Inc. He is the husband of Marilynn D. Bersoff, Senior Vice President, Administration and Secretary of the Company.

     Donald M. Wallach has served since 1965 as the President of Wallach Associates, Inc., a professional recruiting and employment counseling firm which recruits primarily executive and technical professionals in the fields of defense, electronics, space and computer science.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ITS NOMINEES FOR DIRECTORS.

CONTINUING DIRECTORS

                                                                                        FOR TERM TO
                NAME              AGE            POSITION            DIRECTOR SINCE       EXPIRE
    ----------------------------  ---     ----------------------     --------------     -----------
    Ruth M. Davis...............  68             Director                 1986              1999
    James V. Kimsey.............  57             Director                 1995              1998
    Alan G. Merten..............  54             Director                 1996              1998
    Raymond T. Tate.............  72             Director                 1988              1999
    Ronald L. Turner............  50             Director                 1995              1998

     Ruth M. Davis is Chair of The Aerospace Corporation, a government chartered not-for-profit corporation, and has served since 1981 as President and Chief Executive Officer of the Pymatuning Group, Inc., which specializes in industrial modernization strategies and technology management. Dr.

Davis also currently serves on the boards of Air Products and Chemicals, Inc., Consolidated Edison Company of New York, Inc., Ceridian Corporation, Giddings & Lewis, Inc., Premark International, Inc., Sprint Corporation, Varian Associates, Inc. and Tupperware. She served as Assistant Secretary of Energy for Resource Applications from 1979 to 1981 and as a Deputy Undersecretary of Defense for Research and Advanced Technology from 1977 to 1979.

     James V. Kimsey has served at various times as Chairman of the Board, Chief Executive Officer and President of America Online, Inc. ("AOL") since founding the company in 1985 and is currently Chairman Emeritus. AOL is a leading provider of interactive on-line services to consumers. In addition, Mr. Kimsey is currently a member of the Board of Directors of Capital One Financial Corporation, CP Enterprises, Inc., Batterson Venture Partners, University Support Services, Inc., The Jamestown Foundation, Refugees International and the National Stroke Association.

     Alan G. Merten became the President of George Mason University on July 1, 1996. From 1989 until accepting this position, he served as Dean of the Johnson Graduate School of Management at Cornell University. Dr. Merten also currently serves on the boards of Comshare, Inc., The INDUS Group, Inc. and as a trustee of Common Sense Trust, and as a director/trustee of Van Kampen American Capital Bond Fund, Inc., Van Kampen American Capital Convertible Securities, Inc., and Van Kampen American Capital Income Trust.

     Raymond T. Tate has served since 1979 as President of Raymond Tate Associates, Inc., a technology consulting firm. From 1994 to October 1996, he served as Chairman of the Board, President and Chief Executive of Ashton Technology Group, Inc., a technology company primarily involved in financial transactions and neural network research and development activities. He is a former Deputy Assistant Secretary of the Navy and a former Deputy Director of the NSA.

     Ronald L. Turner is currently an Executive Vice President of Ceridian Corporation ("Ceridian"), an information technology company. From 1993 to 1997 he served as the President and Chief Executive Officer of Computing Devices International, the defense electronics business division of Ceridian. From 1987 to 1993 he served as President and Chief Executive Officer of GEC-Marconi Electronic Systems Corporation. Mr. Turner also currently serves on the board of FLIR Systems, Inc.

CORPORATE GOVERNANCE AND OTHER MATTERS

     The Board of Directors acts as nominating committee for selecting nominees for election as directors. The Company's bylaws also permit shareholders eligible to vote at the Annual Meeting to make nominations for directors if such nominations are made pursuant to timely notice in writing to the Secretary of the Company. The bylaws also permit shareholders to propose other business to be brought before an annual meeting, provided that such proposals are made pursuant to timely notice in writing to the Secretary of the Company. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of the Company no later than 90 days prior to the date of the anniversary of the immediately preceding annual meeting. A shareholder's notice of nomination must also set forth certain information specified in Section 2.3.6 of the Company's bylaws concerning each person the shareholder proposes to nominate for election and the nominating shareholder. No such nominations or proposals have been received in connection with the Annual Meeting.

     The members of the Organization and Compensation Committee of the Company's Board of Directors (the "Compensation Committee") are Messrs. Kimsey, Tate, and Wallach, all of whom are non-employee directors. Messrs. Tate and Wallach have served as members of the Compensation Committee since the beginning of fiscal 1994. Mr. Kimsey has served on the Compensation Committee since August 1995. The Compensation Committee has the authority and performs all the duties related to, the compensation of management of the Company, including determining policies and practices, changes in compensation and benefits for management, determination of employee benefits and all other matters relating to employee compensation, including administering the Company's 1995 Employee Stock Option Plan (the "Option Plan"). The Organization and Compensation Committee met two times in fiscal 1997.

     The members of the Audit Committee of the Company's Board of Directors are Messrs. Turner and Merten and Dr. Davis, all of whom are non-employee directors. The Audit Committee, among other things, makes recommendations concerning the engagement of independent auditors, reviews the results and scope of the annual audit and other services provided by the Company's independent auditors, and reviews the adequacy of the Company's internal accounting controls. In fiscal 1997, the Audit Committee met twice.

     During the 12 months ended March 31, 1997, the Board of Directors held five meetings. Other than James Kimsey, who did not attend two of the meetings, no incumbent director attended fewer than 75 percent of the total number of meetings of the Board of Directors and committees of the Board of Directors on which he or she served.

COMPENSATION OF DIRECTORS

     Non-employee directors of the Company receive quarterly payments of $3,000 and fees of $2,000 per Board of Directors meeting and $1,000 per committee meeting attended. Attendance via telephone is compensated at one-half of the normal rate. The Directors also receive reimbursement for reasonable expenses incurred in attending meetings.

     The Company has adopted a Directors Stock Option Plan (the "Directors Plan"). Under the Directors Plan, options to purchase up to an aggregate of 100,000 shares of Common Stock are available for grants to directors of the Company who are not officers or employees of the Company or any subsidiary of the Company (each an "Eligible Director"). On August 30, 1995, the effective date of the Directors Plan (the "Effective Date"), each Eligible Director then serving on the Board of Directors was granted an initial option to purchase shares of Common Stock, the number of which varied depending upon each Eligible Director's years of service as a director of the Company, as follows: (1) more than seven years of service -- 2,500 shares; (2) between three and seven years of service -- 2,000 shares; (3) between zero and three years of service -- 1,500 shares; and (4) no years of service -- 1,000 shares. The Directors Plan provides that each Eligible Director whose commencement of service is after the Effective Date is granted an initial option to purchase 1,000 shares of Common Stock as of the date of the Eligible Director's commencement of service. An Eligible Director is also granted an additional option to purchase 1,000 shares of Common Stock for each year that the Eligible Director continues to be an Eligible Director. The Directors Plan will terminate in 2006, unless terminated at an earlier date by the Board of Directors.

EXECUTIVE COMPENSATION

     The following table sets forth certain summary information concerning the compensation paid to the Named Executive Officers.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                              COMPENSATION
                                                                              ------------
                                      FOR THE         ANNUAL COMPENSATION      SECURITIES
                                    FISCAL YEAR      ---------------------     UNDERLYING        ALL OTHER
  NAME AND PRINCIPAL POSITION     ENDED MARCH 31,    SALARY($)    BONUS($)     OPTIONS(#)     COMPENSATION(1)
-------------------------------   ---------------    ---------    --------    ------------    ---------------
Edward H. Bersoff(2)...........         1997         $ 357,007    $      0        9,000(2)        $37,407
  Chairman of the Board,                1996           296,194     150,000            0             9,557
  President, and Chief                  1995           266,361     115,000       11,000            24,423
  Executive Officer
John M. Hughes.................         1997           229,548           0        4,000            16,575
  Senior Vice President and             1996           219,723      40,000            0            10,055
  Chief Financial Officer               1995           207,980      37,500        7,500            16,828
Leland Phipps..................         1997           275,012           0        7,000            25,329
  Senior Vice President, and
  General Manager, Integration
  and Network Systems
C. Thomas Nixon................         1997           199,179           0        4,000            20,595
  Senior Vice President and             1996           189,365      20,000            0             8,758
  General Manager, Technology
  Systems(3)
Randall C. Fuerst..............         1997           197,113           0        7,000            17,688
  Senior Vice President and
  General Manager, Systems
  Engineering

---------------
(1) Amounts in this column include Company contributions under the Company's 401(k) profit sharing plan, Company-paid life insurance premiums, additional executive allowances, the value of annual leave converted into Common Stock pursuant to the BTG, Inc. Annual Leave Stock Plan and reimbursement of the cost of uninsured medical expenses, tax preparation, financial planning and certain legal expenses (capped at $10,000 per year).

(2) Does not include an option to acquire 4,000 additional shares granted to Marilynn D. Bersoff, Dr. Bersoff's wife.

(3) As of May 21, 1997, Mr. Nixon was no longer employed by the Company.

STOCK OPTIONS

     Option Grants. The following table contains information with respect to grants of stock options for Common Stock to each of the Named Executive Officers during the year ended March 31, 1997. All such grants were made under the Option Plan. Under the Option Plan, options to purchase up to an aggregate of 750,000 shares of Common Stock are available for grants to key employees. As of March 31, 1997, options to purchase 41,500 shares of Common Stock had been granted. Of those options to acquire 3,666 shares had been exercised and options to acquire 37,834 shares were outstanding under the Option Plan. The Company does not have any stock appreciation rights.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                            POTENTIAL REALIZED
                                                INDIVIDUAL GRANTS                            VALUE AT ASSUMED
                          -------------------------------------------------------------         ANNUAL RATE
                          NUMBER OF          % OF TOTAL                                          OF STOCK
                          SECURITIES         SECURITIES                                     PRICE APPRECIATION
                          UNDERLYING     UNDERLYING OPTIONS     EXERCISE                      FOR OPTION TERM
                           OPTIONS      GRANTED TO EMPLOYEES      PRICE      EXPIRATION    ---------------------
         NAME             GRANTED(1)       IN FISCAL YEAR       ($/SH)(2)     DATE(3)        5%           10%
-----------------------   ----------    --------------------    ---------    ----------    -------      --------
Edward H. Bersoff(4)...      9,000              10.3%            $ 10.31       4/10/01     $14,940      $ 43,200
John M. Hughes.........      4,000               4.6                9.38       4/10/06      23,560        59,800
Leland Phipps..........      3,000               3.4                9.38       4/10/06      17,670        44,850
C. Thomas Nixon(5).....      4,000               4.6                9.38       4/10/06      23,560        59,800
Randall C. Fuerst......      7,000               8.0                9.38       4/10/06      41,230       104,650

---------------
(1) All options included in this table vest in equal installments over a three-year period beginning April 11, 1998, two years after the date of grant.

(2) The option exercise prices on all options granted under the Option Plan may not be less than 100% of the fair market value of Common Stock on the grant date, as defined in the Option Plan. The options are not subject to any provision that could cause the exercise price to be lowered (other than for anti-dilution purposes).

(3) Options can only be exercised so long as the optionee is employed by BTG or a subsidiary of BTG and for three months after termination of employment.

(4) Does not include an option to acquire 4,000 additional shares granted to Marilynn D. Bersoff, Dr. Bersoff's wife.

(5) As of May 21, 1997, Mr. Nixon was no longer employed by the Company.

     Option Exercises and Year-End Value. The following table provides information regarding the exercise of options during the year ended March 31, 1997, as well as the fiscal year-end value of all unexercised options held, by the Named Executive Officers.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                  NUMBER OF
                                                            SECURITIES UNDERLYING            VALUE OF UNEXERCISED
                                                            UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS AT
                                                                MARCH 31, 1997                MARCH 31, 1997(1)
                              ACQUIRED IN     VALUE      ----------------------------    ----------------------------
           NAME                EXERCISE      REALIZED    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE    EXERCISABLE
---------------------------   -----------    --------    -------------    -----------    -------------    -----------
Edward H. Bersoff(2).......      12,500      $277,125        21,668          12,332        $ 125,205       $ 151,695
John M. Hughes.............           0             0        10,667           5,833          104,651          71,204
Leland Phipps..............           0             0         6,500               0           52,780               0
C. Thomas Nixon(3).........           0             0         4,000               0           32,480               0
Randy Fuerst...............           0             0        10,834           4,266           96,372          53,094

---------------
(1) Based on a per share value of $17.50 as of March 31, 1997.

(2) Does not include the following which relate to options exercised or held by Marilynn D. Bersoff, Dr. Bersoff's wife: (i) $18,454 realized on the exercise of options to acquire 1,000 shares of Common Stock; (ii) unexercisable in-the-money options valued at $99,676 or (iii) exercisable in-the-money options valued at $33,229.

(3) As of May 21, 1997, Mr. Nixon was no longer employed by the Company.

EMPLOYMENT AGREEMENTS

     Pursuant to an agreement dated as of October 28, 1994, Edward H. Bersoff serves as the President and Chief Executive Officer of the Company. Dr. Bersoff is paid minimum annual cash compensation of $260,000 and is employed for a term ending on March 31, 2000. This term is automatically extended for successive two-year periods unless written notice to terminate is given at least six months prior to the expiration of the term or any such two-year extension of the term. Dr. Bersoff's minimum annual cash compensation for such two-year extensions will increase by 10% for each such extension. Dr. Bersoff's employment may be terminated by the Board of Directors of the Company for willful and gross misconduct and in the case of death or illness or disability which prevents Dr. Bersoff from substantially fulfilling his duties for a period in excess of six consecutive months. If Dr. Bersoff's employment is terminated because of death or illness or disability, he or his estate, as the case may be, will be paid the cash compensation due Dr. Bersoff for a period of three months following the date of termination. The agreement includes a covenant by Dr. Bersoff not to be involved, directly or indirectly, in a business enterprise that competes with the Company during the term of his employment and for two years thereafter. In addition, under the terms of his employment agreement, Dr. Bersoff will be nominated to serve as a director of BTG during the term of his employment.

     Pursuant to an agreement dated as of October 20, 1995, Leland Phipps serves as President of Concept Automation, Inc. of America ("CAI"), a wholly-owned subsidiary of the Company. This agreement was part of the transaction pursuant to which the Company acquired CAI. Mr. Phipps is paid minimum annual cash compensation of $275,000 and is employed for a term ending on October 20, 1998. Mr. Phipps' employment may be terminated for cause by the Company, at no cost. Termination without cause requires a continuation of cash compensation and other benefits for the term of the agreement. The agreement terminates if Mr. Phipps is unable to perform the duties and services specified in the agreement. The agreement includes a covenant not to compete which expires on the earlier of one year after Mr. Phipps is no longer employed by the Company or October 20, 1999.

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee is comprised of three non-employee members of the Board of Directors. It has been authorized to oversee the Company's executive compensation program as well as the Option Plan. The committee establishes the salary and option levels for the executive officers of the Company and approves the recommendation of the Chief Executive Officer with respect to other key executive employees of the Company. All decisions by the committee relating to compensation of executive officers and other key employees, including the awarding of stock options, are reviewed by the full board.

     The Company's executive compensation program has been designed to attract and retain highly qualified executive personnel in order to enhance the financial strength and profitability of the Company. The Company supports a pay-for-performance policy that rewards individuals for achieving goals that further the long-term plans of the Company. The Compensation Committee is mindful of the need to maintain competitive compensation opportunities while encouraging superlative performance. The program is designed to recruit and retain talented executives who are critical to the Company's long-term success.

     Executive compensation consists of three components: base salary; annual incentive bonus; and stock options. Base salaries for executive officers are reviewed by the Compensation Committee annually prior to the start of each fiscal year. Prior to fiscal year 1997 compensation was reviewed annually before the start of the calendar year. Although base salaries are generally competitive with those of comparable companies, the Compensation Committee's philosophy is to provide a substantial portion of the incentive for performance through incentive bonuses and stock options. Incentive bonuses are paid only to the extent that predetermined corporate, business unit and individual goals are achieved.

     In order to qualify for an incentive bonus, each key employee must negotiate the terms of a BTG Performance Agreement (BPA) with his or her supervisor. The BPA of the Chief Executive Officer is a reflection of the steps required to be satisfied in implementing the then current five-year strategic plan of the Company. Each executive officer's BPA is geared toward the satisfaction of that portion of the Chief Executive's BPA as is appropriate, thereby linking incentive compensation, in the form of the annual bonus, to the short and long-term goals of the Company. Satisfaction of performance objectives is measured quarterly and serves, along with the fulfillment of predetermined corporate and business unit goals, as the basis for the granting of key employee bonuses.

     To encourage growth and shareholder value, stock options are granted pursuant to the Option Plan to key management personnel who are in a position to make substantial contributions to the long-term success of the Company. The Compensation Committee believes that this focuses attention on managing the Company from the perspective of an owner with an equity interest in the business. For fiscal year 1997, the Compensation Committee, in consultation with the entire Board of Directors, determined that no incentive bonuses would be paid to the executive officers of the Company.

     Like all Company employees, the Named Executive Officers participate in the Company's 401(k) Profit Sharing Plan. The Compensation Committee also provides reimbursement for the cost of health care not covered by insurance, tax preparation, financial planning and legal expenses related to estate planning, adoptions and divorce, to a maximum of $10,000 per year to all senior corporate officers.

     Dr. Bersoff has served in his current capacity, as Chairman of the Board, President and Chief Executive Officer, since founding the Company in 1982. The Compensation Committee believes that the success of BTG since its founding, and more particularly since going public, in December of 1994, has been directly related to Dr. Bersoff's local, regional and national activities as well as his entrepreneurial abilities. Throughout his term Dr. Bersoff has served as a leader within the Company as well as within the northern Virginia business community. During fiscal year 1997, Dr. Bersoff served among other things, as Chairman of the Fairfax County, Virginia Chamber of Commerce. The Compensation Committee's general approach in setting the Chief Executive Officer's compensation is to tie a significant portion of his compensation to Company performance, and to seek to be competitive with other companies of similar size in the Company's industry. The Compensation Committee believes that the Company's internal growth and growth through acquisitions are a result of Dr. Bersoff's activities and justify his salary of $357,007, a 21% increase over fiscal year 1996. However, due to the failure to achieve certain of the goals established in his BPA, no incentive bonus was paid, for the fiscal year, resulting in a decrease of 20% in salary and bonus as compared to fiscal year 1996.

                                          Respectfully submitted,

                                          Organization and Compensation
                                          Committee
                                          James V. Kimsey
                                          Raymond T. Tate
                                          Donald M. Wallach, Chairman

STOCK PERFORMANCE CHART

     The following chart compares the percentage change in the cumulative total shareholder return on the Common Stock since the Company's initial public offering completed in December 1994 with the cumulative total return on the NASDAQ Composite Index and a peer group of companies. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. The peer group comprises six companies of similar business focus as the Company. While none of the selected peers offer a fully comparable range of products and services to the Company, they are recognized as providers of high technology electronic, computer and communications equipment and engineering services primarily to the Government and other Government resellers. The returns of each company have been weighted according to their respective stock market capitalization for the purpose of arriving at a peer group average. Dividends paid by those peer companies that pay dividends are assumed to be reinvested at the end of the ex-dividend month without any transaction cost. The members of the peer group are as follows: Analysis and Technology, Inc., CACI International, Inc., Computer Data Systems, Inc., Government Technology Services, Inc., Logicon, Inc. and Questech, Inc. The comparison assumes $100 was invested on December 23, 1994 in the Common Stock, in the peer group composite and in the NASDAQ Composite Index and assumes reinvestment of dividends, as previously described.

        Measurement Period           Nasdaq Composite
      (Fiscal Year Covered)                Index         Peer Group Return       BTG, Inc.
12/23/94                                           100                 100                 100
3/31/95                                         110.34               98.29               96.87
3/31/96                                         148.85              153.14              123.43
3/31/97                                          94.68               93.10               86.04

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and certain beneficial holders of Common Stock to file reports with the SEC on Forms 3, 4 and 5 to report their ownership of and transactions in Common Stock. During the Company's fiscal year 1997, Clifton Y. Bumgardner failed timely to report two transactions.

             ADOPTION OF NON-EMPLOYEE DIRECTOR STOCK PURCHASE PLAN
                                 (PROPOSAL TWO)

GENERAL

     On October 15, 1996, the Board of Directors approved and is now proposing for shareholder approval the Non-Employee Director Stock Purchase Plan (the "Director Purchase Plan"). The purpose of the Director Purchase Plan is to enable non-employee directors to purchase shares of Common Stock, with accrued fees, and thus to encourage stock ownership by directors of the Company and to encourage the continued employment of directors of the Company.

     Assuming the presence of a quorum, the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the Director Purchase Plan. Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal Two to adopt the Director Purchase Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE DIRECTOR PURCHASE PLAN.

DESCRIPTION OF THE DIRECTOR PURCHASE PLAN

     The following summary of the Director Purchase Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the complete text of the Director Purchase Plan, which is attached hereto as Appendix A and is incorporated herein by reference.

     Under the Director Purchase Plan, 100,000 shares of Common Stock are available for purchase by non-employee directors of the Company. In the event there is any increase or decrease in Common Stock without receipt of consideration by the Company (for instance, by a recapitalization or stock split), there may be a proportionate adjustment to the number and kinds of shares that may be purchased under the Director Purchase Plan. The Director Purchase Plan permits non-employee directors to elect to have their fees as directors retained by the Company and used to purchase shares of Common Stock of the Company. Generally, retained fees will be accumulated during the period commencing on April 1 of each year and ending March 31 of the following year (the "Accumulation Period").

     An eligible non-employee director may become a participant in the Director Purchase Plan by completing an election to participate in the Director Purchase Plan authorizing the Company to retain directors fees payable following enrollment in the Director Purchase Plan. The fees retained will be credited to the non-employee director's account under the Director Purchase Plan. A non-employee director may not, during any Accumulation Period, change the percentage of directors fees retained for that Accumulation Period, nor may a non-employee director withdraw any contributed funds other than when (i) the Board of Directors elects to terminate the Director Purchase Plan or (ii) the non-employee director is terminated for cause. The amount credited to a non-employee director's account at the time a director dies, is disabled, resigns or is not reelected will be credited with interest and the non-employee director will continue to participate in the Director Purchase Plan for the remainder of the Accumulation Period. The Director Purchase Plan shall be administered by the Board of Directors.

     The purchase price for each share (the "Purchase Price") will be the fair market value of the Common Stock on the first or last trading day of such Accumulation Period, whichever is lower. On the last trading day of the Accumulation Period, a participating non-employee director will be credited with the number of whole shares of Common Stock purchased for his or her account under the Director Purchase Plan during such period. Common Stock purchased under the Director Purchase Plan will be held in the custody of First Union National Bank, as agent (the "Agent"). The Agent may hold the Common Stock purchased under the Director Purchase Plan in stock certificates in nominee names and may commingle shares held in its custody in a single account or stock certificate, without identification as to individual directors. A non-employee director may, however, by written notice instruct the Agent to have all or part of such shares reissued in the non-employee director's own name and have the stock certificate delivered to the non-employee director.

     No participating non-employee director may assign his or her rights to purchase shares of Common Stock under the Director Purchase Plan, whether voluntarily, by operation of law or otherwise.

     The Board of Directors may, at any time, amend the Director Purchase Plan in any respect; provided, however, that without approval of the stockholders of the Company no amendment shall be made impairing the vested rights of non-employee directors.

     The Board of Directors may terminate the Director Purchase Plan at any time and for any reason or for no reason, provided that such termination shall not impair any rights of participants that have vested at the time of termination. In any event, the Director Purchase Plan shall without further action of the Board of Directors, terminate at the earlier of (i) five years after adoption of the Director Purchase Plan by the Board of Directors or (ii) such time as all shares of Common Stock that may be made available for purchase under the Director Purchase Plan have been issued.

FEDERAL INCOME TAX CONSEQUENCES OF THE DIRECTOR PURCHASE PLAN

     Amounts retained under the Director Purchase Plan will be taxable income to the non-employee directors in the year in which the amounts otherwise would have been received. The non-employee directors will not be required to recognize additional income for federal income tax purposes at the time they are deemed to have been granted a right to purchase Common Stock (on the first day of an Accumulation Period). They will recognize ordinary income when the right to purchase Common Stock is exercised on the last day of the Accumulation Period, measured by the difference between the purchase price of the shares of Common Stock and their fair market value on the last day of the Accumulation Period.

     The non-employee director's tax-basis for determining gain or loss on a future sale will be the fair market value of the shares of Common Stock on the last day of the Accumulation Period. Upon disposition of the Common Stock acquired under the Director Purchase Plan, any gain realized will be reportable by them as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the non-employee directors have held the Common Stock for at least one year. Otherwise, the capital gain or loss will be short-term.

     The Company will be entitled to a deduction in any amount equal to the amount that is considered ordinary income. Otherwise, the Director Purchase Plan has no tax effect on the Company.

                   APPROVAL OF AN AMENDMENT TO THE COMPANY'S
                   ARTICLES OF INCORPORATION TO INCREASE THE
                  NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                                (PROPOSAL THREE)

     The Company's Articles of Incorporation, as amended through the date of this Proxy Statement, authorize the issuance by the Company of up to 11,000,000 shares of capital stock, consisting of 10,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock, the rights, powers and preferences of which may be fixed by the Board of Directors. As of July 17, 1997, the Company has issued and outstanding 8,523,939 shares of Common Stock and no shares of Preferred Stock. In addition, as of July 17, 1997, the Company has 982,080 shares of Common Stock reserved for issuance under outstanding options, warrants and stock purchase rights exercisable as of December 31, 1997. On July 15, 1997, the Board of Directors approved an amendment to the Company's Articles of Incorporation, pursuant to which the number of shares of Common Stock authorized for issuance by the Company thereunder will be increased, subject to approval by the Company's shareholders, from 10,000,000 to 20,000,000. A copy of that amendment is attached hereto as Appendix B. Pursuant to such amendment, there will be no change in the number of shares of Preferred Stock authorized for issuance by the Company under its Articles of Incorporation.

     The Board of Directors believes that an increase in the Company's authorized shares of Common Stock is appropriate in order to ensure the availability, and to provide flexibility for the issuance, of a sufficient number of shares of Common Stock for a variety of corporate purposes. Such purposes would include acquisitions of assets or businesses, stock splits and stock dividends, the exercise of options, warrants and stock purchase rights, and capital raising issuances through the future sale of Common Stock and/or securities exercisable for or convertible into Common Stock. The Board of Directors believes that the failure of the Company to maintain the ability to issue additional Common Stock under the above circumstances could materially adversely affect the Company in the future by limiting the Company's ability to raise capital if needed and/or requiring the Company to make cash payments, in lieu of payments in Common Stock, under circumstances where it would otherwise be advantageous to make such payments in Common Stock.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" PROPOSAL THREE.

           PROPOSED AMENDMENT TO THE 1995 EMPLOYEE STOCK OPTION PLAN
                                (PROPOSAL FOUR)

     The Board of Directors has approved and is proposing for shareholder approval an amendment to the Company's Employee Stock Option Plan (the "Option Plan"). The purpose of the amendment is to increase the number of shares authorized to be issued pursuant to options granted under the Option Plan from 750,000 to 1,250,000. In all other respects, the Option Plan, which was approved by shareholders at the annual meeting of shareholders on August 30, 1995, as amended at the annual meeting of shareholders held on August 14, 1996, will remain unchanged.

     Assuming the presence of a quorum, the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the amendment to the Option Plan. Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal Four to amend the Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE OPTION PLAN.

                         INDEPENDENT PUBLIC ACCOUNTANTS
                                (PROPOSAL FIVE)

     The Board of Directors has renewed the appointment of KPMG Peat Marwick LLP to act as the Company's independent public accountants for fiscal 1998, subject to ratification by shareholders at the Annual Meeting. Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of KPMG Peat Marwick LLP to audit the books and accounts of the Company for the fiscal year ending March 31, 1998. No determination has been made as to what action the Board of Directors would take if the shareholders do not ratify the appointment.

          DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS TO BE INCLUDED
                               IN PROXY MATERIALS

     Any proposal or proposals intended to be presented by any shareholder at
the 1998 annual meeting must be received by BTG by March        , 1998 to be
considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                        OTHER BUSINESS TO BE TRANSACTED

     As of the date of this proxy statement, the Board of Directors of BTG knows of no other business which may come before the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is the intention of the proxy holders to vote or act in accordance with their best judgment with respect to such matters.

                                          By order of the Board of Directors of
                                          BTG, Inc.

                                          /s/ EDWARD H. BERSOFF
                                          -------------------------------------
                                          Edward H. Bersoff
                                          Chairman of the Board, President and
                                          Chief Executive Officer

Fairfax, Virginia
August   , 1997

     COPIES OF THE ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED MARCH 31, 1997, ACCOMPANY THIS PROXY STATEMENT. SHAREHOLDERS MAY OBTAIN, FREE OF CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K BY WRITING TO BTG, INC. ATTENTION: INVESTOR RELATIONS, 3877 FAIRFAX RIDGE ROAD, FAIRFAX, VIRGINIA 22030, E-MAIL: INVESTOR@BTG.COM

                                                                      APPENDIX A

OCTOBER 15, 1996

                                   BTG, INC.

                   NON-EMPLOYEE DIRECTOR STOCK PURCHASE PLAN

     The Board of Directors of BTG, Inc. (the "Company") has adopted this Non-Employee Director Stock Purchase Plan (the "Plan") to enable individuals who serve as directors of the Company and who are not employees of the Company ("Non-Employee Directors"), through the retention by the Company of fees to be paid to such Non-Employee Directors for services as directors, to purchase shares of the Company's Common Stock, no par value per share (the "Common Stock"). The purpose of the Plan is to benefit the Company by increasing the Non-Employee Directors' proprietary interest in the Company's growth and success and enabling the Company to continue to attract highly qualified persons to serve as Non-Employee Directors. The provisions of the Plan are set forth below:

1.  SHARES SUBJECT TO THE PLAN.

     Subject to adjustment as provided in Section 21 below, an aggregate of 100,000 shares of Common Stock will be made available for purchase by participants under the Plan. The shares issuable under the Plan may, in the discretion of the Board of Directors of the Company (the "Board"), be either authorized but unissued shares or treasury shares.

2.  ADMINISTRATION.

     The Plan shall be administered by the Board. The Board's actions under the Plan shall be limited to taking all actions authorized by this Plan or otherwise reasonably necessary to effect the purposes hereof.

3.  INTERPRETATION.

     Subject to the express provisions of the Plan, the Board shall have authority to interpret the Plan, to prescribe, amend and rescind rules relating to it, and to make all other determinations necessary or advisable in administering the Plan, all of which determinations will be final and binding upon all persons.

4.  ELIGIBILITY TO PARTICIPATE.

     The only persons eligible to participate in the Plan shall be directors of the Company who are not employees of the Company.

5.  PARTICIPATION IN THE PLAN.

     A Non-Employee Director may become a participant in the Plan by completing an election to participate in the Plan on an authorization form provided by the Company and submitting that form to the Secretary of the Company. The form will authorize the Company to retain a whole percentage amount of not less than one percent (the "Stated Percentage") of the Non-Employee Director's eligible fees (as defined in Section 6 below) and authorize the purchase of shares of Common Stock for the Non-Employee Director's account in accordance with the terms of the Plan. Enrollment will become effective upon the first day of the first Accumulation Period (as defined in Section 7 below) that commences after the Company's receipt of the form.

6.  FEE RETENTION.

     From and after the effective date of a Non-Employee Director's enrollment in the Plan (as provided in Section 5 above), the Non-Employee Director shall elect to have an amount equal to the Stated Percentage of eligible fees payable to such Non-Employee Director on each Fee Payment Date (as defined below) retained by the Company. For purposes of this Plan, "eligible fees" include all fees which the Non-Employee Director is entitled to receive from the Company for his or her service as a director, including annual director fees, per meeting director fees and per meeting committee fees. The fee retentions will be credited to the Non-Employee Director's account under the Plan. A Non-Employee Director may not contribute amounts to purchase Common Stock under the Plan other than through fee retentions. As used herein, the term "Fee Payment Date" means, for each Non-Employee Director, each date on which an eligible fee is payable to such Non-Employee Director. A Non-Employee Director may not during any Accumulation Period change his or her Stated Percentage of eligible fees to be retained for that Accumulation Period, nor may a Non-Employee Director withdraw any contributed funds other than by terminating participation in accordance with
Section 15 below.

7.  ACCUMULATION PERIODS.

     The first Accumulation Period under the Plan shall commence on October 16, 1996 and end on September 30, 1997 (the "Initial Accumulation Period"). Subsequent Accumulation Periods will be 12-month periods beginning on October 1 of each year and ending on September 30 of the following year.

8.  PURCHASE PRICE.

     The purchase price of each share of Common Stock (the "Purchase Price") will be the lesser of the fair market value of the Common Stock (i) on the first trading day of the Accumulation Period or (ii) on the last trading day of such Accumulation Period. For purposes of the Plan, "fair market value" means, if the Common Stock is listed on an established national or regional stock exchange, is admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or is publicly traded in an established securities market, the closing price of the Common Stock on such exchange or system or in such market (the highest such closing price if there is more than one such exchange or market) on such date (or, if there is no such closing price, the mean between the highest bid and lowest asked prices or between the high and low prices on such date), or, if no sale of the Common Stock has been made on such day, or the next preceding day on which any such sale shall have been made.

9.  TIMING OF PURCHASE.

     Unless a participating Non-Employee Director's participation in the Plan has been terminated as provided in Section 15 below, shares of Common Stock will be purchased for such Non-Employee Director's account automatically on the last trading day of each Accumulation Period (except as provided in Section 15 below). Shares may not be purchased at any other time under the Plan. Effective upon the last trading day of each Accumulation Period, each participating Non-Employee Director's account will be credited with the number of shares of Common Stock which the accumulated funds in such Non-Employee Director's account at that time will purchase at the Purchase Price.

10.  ISSUANCE OF STOCK CERTIFICATES.

     On the last trading day of the Accumulation Period, a participating Non-Employee Director will be credited with the number of shares of Common Stock purchased for his or her account under the Plan during such Period. Shares purchased under the Plan will be held in the custody of First Union National Bank as agent (the "Agent"). The Agent may hold the shares purchased under the Plan in stock certificates in nominee names and may commingle shares held in its custody in a single account or stock certificate without identification as to individual participating Non-Employee Director. A participating Non-Employee Director may, at any time following his or her purchase of shares under the Plan, by written notice instruct the Agent to have all or part of such shares reissued in the participating Non-Employee Director's own name and have the stock certificate delivered to the Non-Employee Director.

11.  WITHHOLDING OF TAXES.

     To the extent that a participating Non-Employee Director realizes ordinary income in connection with the Plan (including, without limitation, as a result of the accrual of fees or the purchase, issuance, sale or other transfer of shares of Common Stock under the Plan) and the Company is required to withhold taxes with respect thereto, the Company may withhold amounts needed to cover such taxes from any payments otherwise due and owing to the Non-Employee Director or from shares that would otherwise be credited or issued to the Non-Employee Director hereunder.

12.  ACCOUNT STATEMENTS.

     The Company will cause the Agent to deliver to each participating Non-Employee Director a statement for each Accumulation Period during which the Non-Employee Director purchases Common Stock under the Plan reflecting the amount of fee retentions accumulated during the Accumulation Period, the number of shares, including any fractional share interest, purchased for the Non-Employee Director's account, the price per share of the shares purchased for the Non-Employee Director's account, and the number of shares, including any fractional share interest, held for the Non-Employee Director's account at the end of the Accumulation Period.

13.  PARTICIPATION ADJUSTMENT.

     If in any Accumulation Period the number of unsold shares that may be made available for purchase under the Plan pursuant to Section 1 above is insufficient to permit exercise of all rights deemed exercised by all participating Non-Employee Directors pursuant to Section 9 above, a participation adjustment will be made, and the number of shares purchasable by all participating Non-Employee Directors will be reduced proportionately. Any funds then remaining in a participating Non-Employee Director's account after such exercise will be promptly refunded to the Non-Employee Director.

14.  TERMINATION OF SERVICE AS A DIRECTOR OTHER THAN FOR CAUSE.

     If the Non-Employee Director ceases to be a director other than due to a termination for cause, the amount then credited to such director's account will continue to be credited with interest and the director's option to purchase shall be reduced to the number of shares which may be purchased, as of the last day of the Accumulation Period, with the amount then credited to the Non-Employee Director's account.

15.  TERMINATION OF SERVICE AS A DIRECTOR FOR CAUSE; TERMINATION OF PLAN.

     If (i) the Board elects to terminate the Plan as provided in Section 20 below, or (ii) the Non-Employee Director is terminated for cause, the participating Non-Employee Director will be refunded all monies in his or her account. As soon as practicable following the effective date of termination of a Non-Employee Director's participation in the Plan pursuant to this Section 15, the Company will deliver to the Non-Employee Director a check representing the amount in the Non-Employee Director's account and a stock certificate representing the number of whole shares held in the Non-Employee Director's account.

16.  ASSIGNMENT.

     No participating Non-Employee Director may assign his or her rights to purchase shares of Common Stock under the Plan, whether voluntarily, by operation of law or otherwise. Any payment of cash or issuance of shares of Common Stock under the Plan may be made only to the participating Non-Employee Director (or, in the event of the Non-Employee Director's death, to the Non-Employee Director's estate). Once a stock certificate has been issued to the Non-Employee Director or for his or her account, such certificate may be assigned the same as any other stock certificate.

17.  APPLICATION OF FUNDS.

     All funds retained by the Company under the Plan may be used for any corporate purpose until applied to the purchase of Common Stock and/or refunded to participating Non-Employee Directors. Participating Non-Employee Directors' accounts will not be segregated. Interest will not be paid on funds held by the Company pursuant to the Plan.

18.  NO RIGHT TO CONTINUED MEMBERSHIP ON THE BOARD.

     Neither the Plan nor any right to purchase Common Stock under the Plan confers upon any Non-Employee Director any right to continued membership on the Board, nor will a Non-Employee Director's participation in the Plan create any obligation on the part of the Board to nominate any director for re-election by the Company's stockholders.

19.  AMENDMENT OF PLAN.

     Unless otherwise required by law, the Board may, at any time, amend the Plan in any respect; provided, however, that without approval of the stockholders of the Company no amendment shall be made impairing the vested rights of participating Non-Employee Directors.

20.  EFFECTIVE DATE; TERM AND TERMINATION OF THE PLAN.

     The Plan shall be effective as of the date of adoption by the Board, which date is set forth below, subject to approval of the Plan by a majority of the votes present and entitled to vote at a duly held meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding voting stock is present, either in person or by proxy; provided, however, that upon approval of the Plan by the shareholders of the Company as set forth above, all rights to purchase shares granted under the Plan on or after the effective date shall be fully effective as if the shareholders of the Company had approved the Plan on the effective date. If the shareholders fail to approve the Plan on or before one year after the effective date, the Plan shall terminate, any rights to purchase shares granted hereunder shall be null and void and of no effect, and all contributed funds shall be refunded to participating Non-Employee Directors. The Board may terminate the Plan at any time and for any reason or for no reason, provided that such termination shall not impair any rights of participating Non-Employee Directors that have vested at the time of termination. In any event, the Plan shall, without further action of the Board, terminate five (5) years after the date of adoption of the Plan by the Board or, if earlier, at such time as all shares of Common Stock that may be made available for purchase under the Plan pursuant to Section 1 above have been issued.

21.  EFFECT OF CHANGES IN CAPITALIZATION.

  (a) CHANGES IN STOCK.

     If the number of outstanding shares of Common Stock is increased or decreased or the shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the effective date of the Plan, the number and kinds of shares that may be purchased under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which rights are outstanding shall be similarly adjusted so that the proportionate interest of a participating Non-Employee Director immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding rights shall not change the aggregate Purchase Price payable by a participating Non-Employee Director with respect to shares subject to such rights, but shall include a corresponding proportionate adjustment in the Purchase Price per share.

  (b) REORGANIZATION IN WHICH THE COMPANY IS THE SURVIVING CORPORATION.

     Subject to Subsection (c) of this Section 21, if the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, all outstanding rights under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such rights would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Purchase Price per share so that the aggregate Purchase Price thereafter shall be the same as the aggregate Purchase Price of the shares subject to such rights immediately prior to such reorganization, merger or consolidation.

  (c) REORGANIZATION IN WHICH THE COMPANY IS NOT THE SURVIVING CORPORATION OR SALE OF ASSETS OR STOCK.

     Upon any dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board that results in any person or entity owning more than 50 percent of the combined voting power of all classes of stock of the Company, the Plan and all rights outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the rights theretofore granted, or for the substitution for such rights of new rights covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and rights theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, the Accumulation Period shall be deemed to have ended on the last trading day prior to such termination, and in accordance with Section 9 above the rights of each participating Non-Employee Director then outstanding shall be deemed to be automatically exercised on such last trading day. The Board shall send written notice of an event that will result in such a termination to all participating Non-Employee Directors not later than the time at which the Company gives notice thereof to its stockholders.

  (d) ADJUSTMENTS.

     Adjustments under this Section 21 related to stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

  (e) NO LIMITATIONS ON COMPANY.

     The grant of a right pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

22.  GOVERNMENTAL REGULATION.

     The Company's obligation to issue, sell and deliver shares of Common Stock pursuant to the Plan is subject to such approval of any governmental authority and any national securities exchange or other market quotation system as may be required in connection with the authorization, issuance or sale of such shares.

23.  STOCKHOLDER RIGHTS.

     Any dividends paid on shares held for a participating Non-Employee Director's account will be transmitted to the Non-Employee Director. The Company will deliver to each participating Non-Employee Director who purchases shares of Common Stock under the Plan, as promptly as practicable by mail or otherwise, all notices of meetings, proxy statements, proxies and other materials distributed by the Company to its stockholders. Any shares of Common Stock held for a Non-Employee Director's account will be voted in accordance with the Non-Employee Director's duly delivered and signed proxy instructions. There will be no charge to participating Non-Employee Directors in connection with such notices, proxies and other materials.

24.  PAYMENT OF PLAN EXPENSES.

     The Company will bear all costs of administering and carrying out the Plan.

25.  RULE 16B-3.

     Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor provision under the Securities Exchange Act of 1934. If any provision of the Plan or action by the Board fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Board. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated herein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan.

     This Plan was duly adopted and approved by the Board of Directors of the Company by resolution at a meeting held on the 15th of October, 1996.


                                                /s/ MARILYNN D. BERSOFF
                                          --------------------------------------
                                          Marilynn D. Bersoff
                                          Secretary of BTG, Inc.

     This Plan was duly approved by the shareholders of the Company at a meeting
of the shareholders held on the      of                     , 199 .

                                          --------------------------------------
                                          Marilynn D. Bersoff
                                          Secretary of BTG, Inc.

                                                                      APPENDIX B

                             ARTICLES OF AMENDMENT
                                       OF
                                   BTG, INC.

     1. ARTICLE 3 of the Company's Amended and Restated Articles of Incorporation is hereby amended and restated as follows:

        "ARTICLE 3. CAPITAL STOCK

             The total number of shares that the Company shall have the authority to issue is twenty-one million (21,000,000) shares, of which twenty million (20,000,000) shares shall be Common Stock ("Common Stock") and one million (1,000,000) shares shall be Preferred Stock ("Preferred Stock"). To the extent permitted by the Virginia Stock Corporation Act, the Board of Directors, by an adoption of an amendment to the articles of incorporation, may fix in whole or part, the preferences, limitations and relative rights of (i) any class of shares before the issuance of any shares of that class or (ii) one or more series within a class before the issuance of any shares of that series."

     2. The foregoing amendment (the "Amendment") was proposed by the Company's Board of Directors, which found adoption of the Amendment to be in the Company's best interest and directed that it be submitted to a vote at the annual meeting of the Company's shareholders on September 17, 1997 (the "Annual Meeting").

     3. On August   , 1997, notice of the Annual Meeting, accompanied by a copy of the Amendment, was given in the manner provided in the Virginia Stock Corporation Act to each of the Company's shareholders of record. On September 17, 1997, the Amendment was approved by the Company's shareholders.

     4. Holders of shares of common stock were eligible to vote on the adoption of the Amendment. At the close of business on July 17, 1997, the date fixed by the Company's Board of Directors as the record date for the meeting of the
shareholders,           shares of common stock were outstanding. Of those
shares,           were voted for the Amendment,           were voted against the
Amendment, and           abstained from voting on the Amendment at the meeting
of the shareholders. The number of shares of common stock voted for the Amendment was sufficient to approve the Amendment.

     5. The Certificate of Amendment shall become effective at      o'clock
  .m. on September   , 1997.

                                           BTG, INC.
Date: September 17, 1997
                                           By:
                                             -----------------------------------
                                             Edward H. Bersoff
                                             Chairman of the Board, Chief
                                             Executive Officer and President

REVOCABLE PROXY
                                   BTG, INC.

                   3877 FAIRFAX RIDGE ROAD  FAIRFAX, VA 22030

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE ONLY AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 17, 1997, AND AT ANY ADJOURNMENT THEREOF.

   The undersigned, being a shareholder of BTG, Inc. (the "Company"), hereby appoints Edward H. Bersoff as proxy and hereby authorizes such proxy to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Fairview Park Marriott at 3111 Fairview Park Drive, Falls Church, VA 22042 on September 17, 1997 at 10:00 a.m., Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, in accordance with the following instructions. The undersigned shareholder hereby revokes any proxy or proxies heretofore given.


1. Proposal to elect the following two nominees for Director, each for a three-year term expiring at the 2000 Annual Meeting:
       Edward H. Bersoff         Donald M. Wallach
   [ ] FOR all the nominees listed above.
   [ ] WITHHOLD AUTHORITY to vote for the following nominee(s):
                                                               ----------------
----------------------------------------------------

2. Proposal to approve the Company's Non-Employee Director Stock Option Plan.
   [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

3. Proposal to approve an amendment to the Company's Articles of Incorporation to increase the total number of authorized shares of Common Stock from 10,000,000 to 20,000,000.
   [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

4. Proposal to approve an amendment to the Company's 1995 Employee Stock Option Plan to increase the number of shares authorized to be issued pursuant to options granted under the plan from 750,000 to 1,250,000.
   [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

5. Proposal to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending March 31, 1998;
   [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

6. To vote in its discretion, upon any other business that may properly come before that Annual Meeting or any adjournment thereof. Except with respect to procedural matters incident to the conduct of the Meeting, management is not aware of any other matters which should come before the Annual Meeting.

                          (Continued and to be signed and dated on reverse side)

(Continued from reverse side)

    The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Shareholders of BTG, Inc. called for September 17, 1997, and a Proxy Statement prior to signing this Proxy.


       ------------------------------------------------                          Dated:                                 , 1997
                     I plan to attend the                                              ---------------------------------
        September 17, 1997 Annual Shareholders Meeting
                             [ ]                                                 ---------------------------------------------
       ------------------------------------------------                                            Signature

                                                                                 ---------------------------------------------
                                                                                                   Signature

                                                                                 Note: Please sign exactly as your name appears
                                                                                 on this proxy. Only one signature is required
                                                                                 where the stock is held jointly. When signing
                                                                                 in a representative capacity, please give
                                                                                 title.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS OTHERWISE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5 AT THE DISCRETION OF THE PROXY. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY DELIVERY TO THE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON.